Exhibit 32

Certification of the Chief Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

I, Paul Henderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Pro Travel Network, Inc. on Form 10-KSB for the fiscal year ended June 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Pro Travel Network, Inc.

Date: October 3, 2006

By: /s/ Paul Henderson
Paul Henderson,
Chief Executive Officer, and
Principal Financial Officer